SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	May 31, 2014	Aug. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
Note 5 - Subsequent Events

On June 30, 2014, the Board approved a grant of 10,000 options to a consultant to the Company.  The options are exercisable at $0.30 per share for a period of five years.  All options vest immediately. With respect to these options, the Black-Scholes pricing model was used to estimate the fair value of the 10,000 options issued during the period to this advisor, using the assumptions of a risk free interest rate of 1.62%, dividend yield of 0%, volatility of 282% and an expected life of 5 years. These options are being expensed immediately in the amount of approximately $4,000.

NOTE 8 – SUBSEQUENT EVENTS

On October 1, 2013, we appointed Mr. Jack Lifton to serve as a member of the our Board of Directors (the “Board”). As of the date of the Current Report on Form 8-K, Mr. Lifton has not been appointed to serve on any committees of the Board.  In connection with the appointment of Mr. Jack Lifton to our Board of Directors on October 1, 2013, Mr. Lifton was granted 100,000 options to purchase shares of our common stock, vesting immediately with a term of 5 years and at an exercise price of $0.50. The options were issued pursuant to our amended and restated 2008 Stock Option Plan, a general description of which is contained in our definitive proxy statement on Schedule 14A as filed with the SEC on December 28, 2011, which description is incorporated herein by reference. In addition, Mr. Lifton, as a non-executive director, will receive $10,000 annually, $1,000 for in person board meetings, $500 for telephonic board meetings and $500 for committee meetings (both in person and telephonic) pursuant to our director compensation program.

On August 31, 2013, we entered into a 6 month consulting agreement, effective September 1, 2013 (the “Consulting Agreement”), with Carmot Strategic Group, Inc to provide issue advocacy and industry outreach services. The Consulting Agreement provides for a monthly retainer in the amount of $7,000 (the “Retainer”). In addition to the Retainer, the Board of Directors approved a grant of 10,000 common stock purchase options each month during the term of the agreement at an exercise price of $0.30 per share.  One-sixth of the total grant of the common stock purchase options vest at the end of each month.  The Black-Scholes pricing model was used to estimate the fair value of the 60,000 options issued, using the assumptions of a risk free interest rate of 1.1%, dividend yield of 0%, volatility of 304%, and an expected life of 5 years. The Company has determined these options to have a total approximate fair value of $16,000.  Since the award vests in equal monthly increments over a 6 month period, the Company is expensing approximately $2,700 monthly for this award over the 6 month vesting period in accordance with the Financial Accounting Standards Board (“FASB”) ASC 505.